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                            Articles of Incorporation
                              (PURSUANT TO NRS 78)
                                 STATE OF NEVADA

                                     [SEAL]

                               Secretary of State
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    IMPORTANT: Read instructions on reverse side before completing this form
                         TYPE OR PRINT (BLACK INK ONLY)

1.    NAME OF CORPORATION: Concerts, Inc.
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2.    RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in
      Nevada where process may be served)
      Name of Resident Agent: Griffin Corporate Services Attn: Janice C. George
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      Street Address: 1325 Airmotive Way, Suite 130, Reno 89502
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3.    SHARES: (number of shares the corporation is authorized to issue)
      Number of shares with par value: 1,000 Par Value: $.01
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      Number of shares without par value: 0
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4.    GOVERNING BOARD: Shall be styled as (check one): X Directors __ Trustees
      The FIRST BOARD OF DIRECTORS shall consist of 1 members, and the names and addresses are as follows:
      Allen J. Becker                   515 Post Oak Blvd., Suite 300
                                        Houston, TX  77027

5. PURPOSE (optional -- see reverse side): The purpose of the corporation shall be:

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6.    OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form, it cannot be filed and will be returned to you for correction. Number of pages attached:

7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles.
         Janice C. George
         1325 Airmotive Way, Suite 130, Reno, NV  89502
         /s/ Janice C. George
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      State of Nevada, County of Washoe
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      This instrument was acknowledged before me on
                  12/20                     , 1996 by
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              JANICE C. GEORGE
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      as incorporator of  Concerts, Inc.
                          -----------------
         /s/ Denise M. Peck, Notary Public
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8.    CERTIFICATE OF ACCEPTANCE OF APPOINTMENT AS RESIDENT AGENT
      Griffin Corporate Services hereby accepts appointment as Resident Agent for the above-named corporation
      /s/ Janice C. George                                        12/20/96
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      Signature of Resident Agent (Assistant Secretary)                  Date